SUPPLEMENT NO. 4
dated December 15, 2005
to the Statement of Additional Information (SAI) dated February 1, 2005 for the TIAA-CREF Institutional Mutual Funds

On November 14, 2005, Elizabeth A. Monrad resigned as Executive Vice President and Chief Financial Officer of the TIAA-CREF Institutional Mutual Funds and all other TIAA-CREF related companies. Ms. Monrad was on an unpaid leave of absence since May 10, 2005. Russell Noles continues to serve as Vice President and Acting Chief Financial Officer of the TIAA-CREF Institutional Mutual Funds.

On October 26, 2005, Carol Baldwin Moody resigned her position as Chief Compliance Officer for the TIAA-CREF Institutional Mutual Funds and all other TIAA-CREF related companies. Eric C. Oppenheim has been appointed Vice President and Acting Chief Compliance Officer for the Institutional Mutual Funds and will be assuming the responsibilities of Chief Compliance Officer while the company searches for a permanent replacement for Ms. Moody.

The SAI for TIAA-CREF Institutional Mutual Funds is further supplemented by:

1.	Changing the text of the footnote appended to the description of position(s) held by Russell Noles, under “Officers” in the “Management” section, in Supplement No. 2 to the SAI dated May 27, 2005, to read as follows:

*	Elizabeth A. Monrad resigned as Executive Vice President and Chief Financial Officer of the TIAA-CREF Institutional Mutual Funds on November 14, 2005. Russell Noles continues to serve as Vice President and Acting Chief Financial Officer of TIAA-CREF Institutional Mutual Funds.

The following two paragraphs relate only to the Growth Equity and Mid-Cap Growth Fund.

The portfolio management teams for the Growth Equity Fund and the Mid-Cap Growth Fund are changing. The following supplements the disclosure under “Additional Information Regarding Portfolio Managers” in the SAI:

David C. Fording is no longer a member of the portfolio management teams for the Growth Equity Fund and the Mid-Cap Growth Fund. All other portfolio managers previously listed in the February 1, 2005 SAI and subsequent supplements thereto as managers of these Funds will remain as members of the portfolio management teams responsible for the day-today management of the Funds.

2.      Inserting the following under “Officers” in the “Management” section of the SAI to read as follows:

Term of Office
Name,	Position(s) held	and Length of
Address and Age	With Fund	Time Served	Principal Occupation (s) during past 5 Years

Eric Oppenheim	Vice President and	Indefinite term.	Vice President and Acting Chief Compliance
TIAA-CREF	Acting Chief	Vice President	Officer of the TIAA-CREF Funds,
730 Third Avenue	Compliance Officer**	and Acting Chief	Investment Management, Tuition Financing,
New York, NY		Compliance	Advisors, and Services, since 2005.
10017-3206		Officer	Formerly, Vice President, Compliance
Age: 57		since 2005.	Officer of TIAA, 2004-2005; First Vice
President, Manager of Compliance and
Centralized Trust Functions, Private Banking
Division, 2001-2004, Manager of Compliance
and Regulatory Affairs, Investment Banking
Division, 1993-2001, Comerica Incorporated.

**	On October 26, 2005 Eric Oppenheim was appointed acting Chief Compliance Officer while the company searches for a permanent replacement for Carol Baldwin Moody who resigned the position.

A11089 12/05